SUPPLEMENT TO THE
FIDELITY
MAGELLAN(registered trademark) FUND
MAY 22, 1999
PROSPECTUS

The following information replaces similar information found under the heading "Buying Shares" in the "Shareholder Information" section on page 10.

Effective the close of business on September 30, 1997, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to buy shares in accounts existing on that date. Investors who did not own shares of the fund on September 30, 1997, generally will not be allowed to buy shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established as an investment option under the plans (or under another plan sponsored by the same employer) by September 30, 1997, and 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since September 30, 1997. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.